American Realty
Capital Properties

American Realty Capital Properties, Inc.

Quarterly Supplemental Information

First Quarter 2013

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American Realty Capital Properties, Inc.

Quarterly Supplemental Information

First Quarter 2013

American Realty Capital Properties, Inc.

Introductory Notes

The financial data and other information described in this Quarterly Supplement are as of the date this Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties.

This Quarterly Supplement contains certain statements that are the Company’s (as defined below) and its management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve inherent risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, we do not undertake to and may not, release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC, the Company’s quarterly reports on Form 10-Q filed with the SEC, as well as other reports and Company press releases filed with the SEC.

This Quarterly Supplement information includes certain combined consolidated financial information. We use the terms “on a combined basis”, throughout this Quarterly Supplement. The consolidated financial information combines the historical financial statements of American Realty Capital Properties, Inc. (“ARCP” or the “Company”) and American Realty Capital Trust III, Inc. (“ARCT III”) after giving effect to the Merger of ARCT III into a wholly-owned subsidiary of ARCP (the “Merger”), as described in further detail below, using the carryover basis of accounting as ARCP and ARCT III are considered to be entities under common control under United States generally accepted accounting principles. The consolidated financial information should be read in conjunction with ARCP’s historical consolidated financial statements including the notes thereto, and the notes to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012.

The combined consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the results that would actually have occurred if the Merger between ARCP and ARCT III had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements.

Definitions of specialized terms can be found at the end of this presentation on pages 18 and 19.

American Realty Capital Properties, Inc.

Company Information

Company Profile

American Realty Capital Properties, Inc. (NASDAQ:ARCP) is a publicly traded Maryland corporation that qualified as a real estate investment trust (“REIT”) for U.S. federal income tax purposes for the taxable year ended December 31, 2011, that acquires, owns and operates single-tenant, freestanding commercial real estate properties. Our high-quality property portfolio is net leased to corporate tenants. These tenants are primarily investment grade rated, occupying properties located at the corner of “Main & Main” and in other strategic locations. Unlike other net lease REITs, ARCP focuses on acquiring properties with both mid-term and long-term leases, which provide for both income generation and growth potential over the longer term. Our investment strategy emphasizes durable income delivered through dependable monthly dividends. ARCP completed its IPO on September 7, 2011, and on February 28, 2013, ARCP completed its merger with ARCT III, a public non-traded REIT with a similar investment strategy. Today, ARCP's total enterprise value is approximately $3.5 billion.
ARCP's shares trade on the NASDAQ Global Select Market under the ticker symbol 'ARCP'.
 Company Mission

Our mission is to provide our investors with durable income and growth potential while preserving investor capital through a professionally managed investment strategy focused on investment grade corporate tenants occupying properties subject to mid-term and long-term net leases in strategic locations. We believe this approach enables us to generate attractive risk-adjusted returns for our investors. Management adheres to a strict code of industry best practices designed to put the investor first and to align the interests of our stockholders with those of management. These practices include lower fees, fulsome disclosures, best of class managements teams, properly sized equity raises, pay for performance, prudent use of leverage and coverage of distributions.

Investment Strategy

Our investment strategy is designed to generate monthly dividends from a durable and predictable level of monthly rents paid by primarily investment grade rated and other credit-worthy tenants, and to provide significant growth potential. We place a premium on stability of cash flow for our investors, and therefore sustain a portfolio blend of both mid-term and long-term lease durations. Our continued focus will be on expanding and diversifying our portfolio of high-quality, well located net leased properties by tenant, industry and geography. We intend to pursue an investment strategy that maximizes current cash flow and achieves sustainable long-term growth, thereby enhancing total return for our investors.

American Realty Capital Properties, Inc.

Company Information

(Continued)

Senior Management	Board of Directors
Nicholas S. Schorsch, Chief Executive Officer	Nicholas S. Schorsch, Chairman

Edward M. Weil, Jr., President, Secretary and Treasurer	Edward M. Weil, Jr., Director

Peter M. Budko, Executive Vice President and Chief Investment Officer	William M. Kahane, Director

Brian S. Block, Executive Vice President and Chief Financial Officer	Leslie D. Michelson, Independent Director

Brian D. Jones, Chief Operating Officer	Governor Edward G. Rendell, Independent Director

Walter P. Lomax, Jr., M.D., Independent Director

Scott J. Bowman, Independent Director

Corporate Offices and Contact Information
405 Park Avenue, 15th Floor
New York, NY 10022
212-415-6500
www.arcpreit.com

Trading Symbol: ARCP

Stock Exchange Listing: NASDAQ Global Select Market

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

Covering Analysts

JMP Securities	Ladenburg Thalmann

Mitch Germain	Dan Donlan

212-906-3546	212-409-2056

mgermain@jmpsecurities.com	ddonlan@ladenburg.com

American Realty Capital Properties, Inc.

Summary of Financial Highlights

First Quarter 2013

First Quarter 2013 Operating Highlights

•	Funds from operations: $24.5 million, or $0.16 per share.

•	Adjusted funds from operations: $30.8 million, or $0.20 per share.

•	Core funds from operations: $30.1 million, or $0.20 per share.

•	Revenues: $40.2 million. Total annualized GAAP revenues as of March 31, 2013 are $165.4 million.

•	Net operating income (excluding one-time merger and acquisition costs and non-cash depreciation and amortization expenses): $35.6 million.

•	Total dividends paid to stockholders: $32.3 million, or $0.897 per share on an annualized basis ($0.90 per share on an annualized basis for March).

•	Fully diluted weighted-average shares and units outstanding: 154.3 million.

First Quarter 2013 Property Portfolio Highlights

•	Completed acquisition of ARCT III: successfully closed on this transformative transaction increasing ARCP's total enterprise value to approximately $3.1 billion (details below).

•
Closed on $262.3 million of new acquisitions: in addition to acquiring ARCT III, acquired 48 properties with an average capitalization rate of 7.84%, consistent with ARCP's net lease investment strategy (both long- and medium-term remaining primary lease terms).

•
Portfolio composition: 701 100% occupied, freestanding single tenant properties comprised of 16.7 million square feet, occupied by 79.4% investment grade corporate tenants with a weighted average remaining lease term of 11.1 years.

Merger Agreement with ARCT III
On December 14, 2012, ARCP and ARCT III entered into a definitive merger agreement under which ARCP would acquire all of the outstanding shares of ARCT III in a transaction that would result in a combined company with $3.1 billion of enterprise value, increasing ARCP's enterprise value tenfold. The independent members of both companies' board of directors unanimously approved the merger agreement and on February 26, 2013, both companies' stockholders voted 'FOR' the proposal to approve the companies' respective actions with respect to the merger. As previously announced, more than 97.4% of the shares voting at the ARCP special meeting voted in favor of the merger, representing more than 55.0% of all ARCP outstanding shares, and more than 98.4% of the shares voting at ARCT III's special meeting voted in favor of the merger, representing more than 68.8% of all outstanding ARCT III common shares. The transaction successfully closed on February 28, 2013. Merger related costs incurred were slightly below our projections. The portfolio is currently fully integrated into Company operations.

American Realty Capital Properties, Inc.

Selected Financial Information
(in 000’s except share and per share data)

	Quarter Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Total revenues	40,200	30,075	18,944	11,534	6,240
Net loss attributable to stockholders	(137,920)	(14,610)	(12,691)	(7,070)	(5,028)
Basic and diluted net loss per share from continuing operations attributable to common stockholders	(0.90)	(0.08)	(0.09)	(0.10)	(0.20)
Basic and diluted net loss per share attributable to common stockholders	(0.90)	(0.08)	(0.09)	(0.10)	(0.21)

Funds from operations (FFO)	24,493	6,569	(927)	85	(1,170)
Core FFO	30,075	22,010	13,710	8,027	3,615
Adjusted funds from operations (AFFO)	30,752	21,712	13,841	8,188	3,751

General and administrative expenses	1,307	2,386	504	497	525
Interest expense	(6,202)	(4,351)	(3,454)	(2,686)	(1,456)
Straight-line revenue adjustment	(1,370)	(1,013)	(599)	(175)	(221)

Dividends paid	32,304	31,078	20,082	8,962	3,563

	Quarter Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total real estate investments, at cost	2,061,286	1,798,490	1,181,061	727,702	413,744
Total assets	2,088,102	1,965,452	1,879,966	1,125,809	490,594
Total debt, excluding premiums and discounts	905,118	389,722	283,580	249,613	161,025
Total equity	1,166,021	1,548,159	1,575,773	863,190	318,942

American Realty Capital Properties, Inc.

Consolidated Balance Sheets
(in 000’s)

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
ASSETS
Real estate investments, at cost:
Land	$298,280	$249,541	$172,063	$109,892	$52,731
Buildings, fixtures and improvements	1,521,505	1,336,726	869,424	534,858	314,988
Acquired intangible lease assets	241,501	212,223	139,574	82,952	46,025
Total real estate investments, at cost	2,061,286	1,798,490	1,181,061	727,702	413,744
Less: accumulated depreciation and amortization	(81,207)	(56,110)	(37,666)	(25,903)	(18,863)
Total real estate investments, net	1,980,079	1,742,380	1,143,395	701,799	394,881
Cash and cash equivalents	52,412	156,873	695,453	393,848	67,319
Investment securities, at fair value	4	41,654	8,089	—	—
Restricted cash	1,287	1,108	1,212	1,547	463
Prepaid expenses and other assets	15,397	7,416	10,837	16,873	20,415
Receivable for issuance of common stock	—	—	4,320	—	—
Deferred costs, net	38,244	15,356	15,848	10,330	6,021
Assets held for sale	679	665	812	1,412	1,495
Total assets	$2,088,102	$1,965,452	$1,879,966	$1,125,809	$490,594

LIABILITIES AND EQUITY
Mortgage notes payable	$265,118	$265,118	$192,490	$174,720	$111,426
Senior secured revolving credit facility	—	124,604	91,090	74,893	49,599
Unsecured credit facility	640,000	—	—	—	—
Derivatives, at fair value	5,012	3,830	4,122	2,924	701
Accounts payable and accrued expenses	6,589	9,459	4,439	3,861	7,554
Deferred rent and other liabilities	5,270	4,336	2,801	1,701	1,002
Distributions payable	92	9,946	9,251	4,520	1,370
Total liabilities	922,081	417,293	304,193	262,619	171,652

Preferred stock	8	8	8	5	—
Common stock	1,543	1,792	1,777	978	378
Additional paid-in capital	1,335,863	1,653,900	1,639,179	891,306	332,321
Accumulated other comprehensive loss	(5,018)	(3,934)	(4,101)	(2,937)	(701)
Accumulated deficit	(290,484)	(120,072)	(73,603)	(35,937)	(16,676)
Total stockholders’ equity	1,041,912	1,531,694	1,563,260	853,415	315,322
Non-controlling interests	124,109	16,465	12,513	9,775	3,620
Total equity	1,166,021	1,548,159	1,575,773	863,190	318,942
Total liabilities and equity	$2,088,102	$1,965,452	$1,879,966	$1,125,809	$490,594

American Realty Capital Properties, Inc.

Consolidated Statements of Operations
(in 000’s except per share data)

	Quarter Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Revenues:
Rental income	$38,378	$28,846	$18,429	$11,433	$6,083
Operating expense reimbursements	1,822	1,229	515	101	157
Total revenues	40,200	30,075	18,944	11,534	6,240
Operating expenses:
Acquisition related	5,582	15,396	14,636	7,963	4,785
Merger and other transaction related	137,769	2,583	—	—	—
Property operating	2,404	1,827	1,077	288	292
General and administrative	1,307	2,386	504	497	525
Equity-based compensation	876	378	473	183	146
Depreciation and amortization	25,109	18,396	11,718	7,051	3,535
Operating fees to affiliates	—	—	—	—	212
Total operating expenses	173,047	40,966	28,408	15,982	9,495
Operating loss	(132,847)	(10,891)	(9,464)	(4,448)	(3,255)
Other income (expenses):
Interest expense	(6,202)	(4,351)	(3,454)	(2,686)	(1,456)
Income from investment securities	218	—	—	—	—
Gain on sale of investment securities	451	—	—	—	—
Loss on derivative instruments	(5)	90	—	—	—
Other income	35	687	206	62	5
Total other expenses, net	(5,503)	(3,574)	(3,248)	(2,624)	(1,451)
Loss from continuing operations	(138,350)	(14,465)	(12,712)	(7,072)	(4,706)
Net loss from continuing operations attributable to non-controlling interests	432	114	62	79	—
Net loss from continuing operations attributable to stockholders	(137,918)	(14,351)	(12,650)	(6,993)	(4,706)
Discontinued operations:
Loss from operations of held for sale properties	(16)	(133)	3	(2)	(13)
Gain (loss) on held for sale properties	14	(148)	(47)	(82)	(323)
Net loss from discontinued operations	(2)	(281)	(44)	(84)	(336)
Net loss from discontinued operations attributable to non-controlling interests	—	22	3	7	14
Net loss from discontinued operations attributable to stockholders	(2)	(259)	(41)	(77)	(322)
Net loss	(138,352)	(14,746)	(12,756)	(7,156)	(5,042)
Net loss attributable to non-controlling interests	432	136	65	86	14
Net loss attributable to stockholders	$(137,920)	$(14,610)	$(12,691)	$(7,070)	$(5,028)
Basic and diluted net loss per share from continuing operations attributable to common stockholders	$(0.90)	$(0.08)	$(0.09)	$(0.10)	$(0.20)
Basic and diluted net loss per share attributable to common stockholders	$(0.90)	$(0.08)	$(0.09)	$(0.10)	$(0.21)

American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations Per Share
(in 000’s except share and per share data)

	Quarter Ended
	March 31, 2013	Per Share
Net loss attributable to stockholders (in accordance with U.S. GAAP)	$(137,920)	$(0.89)
Merger & other transaction costs	137,769	0.89
Loss on held for sale properties	(14)	—
Realized losses on early extinguishment of debt	(451)	—
Depreciation and amortization	25,109	0.16
FFO	24,493	0.16

Acquisition and transaction related costs	5,582	0.04
Core FFO	30,075	0.19

Amortization of above-market lease	63	—
Amortization of deferred financing costs	1,108	0.01
Straight-line rent	(1,370)	(0.01)
Non-cash equity compensation expense	876	—
AFFO	$30,752	$0.20

Weighted average shares - Fully diluted	154,322

American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations
(in 000’s except share and per share data)

	Quarter Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net loss attributable to stockholders (in accordance with U.S. GAAP)	$(137,920)	$(14,610)	$(12,691)	$(7,070)	$(5,028)
Merger & other transaction costs	137,769	2,583	—	20	—
Loss on held for sale properties	(14)	147	47	83	323
Realized losses on early extinguishment of debt	(451)	—	—	—	—
Depreciation and amortization	25,109	18,449	11,717	7,052	3,535
FFO	24,493	6,569	(927)	85	(1,170)

Acquisition and transaction related costs	5,582	15,441	14,637	7,942	4,785
Core FFO	30,075	22,010	13,710	8,027	3,615

Amortization of above-market lease	63	61	56	—	—
Amortization of deferred financing costs	1,108	276	201	153	211
Straight-line rent	(1,370)	(1,013)	(599)	(175)	(221)
Non-cash equity compensation expense	876	378	473	183	146
Mark to market adjustment	—	(91)	91	—	—
AFFO	$30,752	$21,712	$13,841	$8,188	$3,751

Distributions paid (cash and shares)	$32,304	$31,078	$20,082	$8,962	$3,563
Distributions paid in cash	$27,409	$16,906	$11,726	$5,627	$2,650

American Realty Capital Properties, Inc.

Affirming 2013 Earnings Guidance

	Low	High
AFFO/Share Fully diluted	$0.91	$0.95

American Realty Capital Properties, Inc.

Dividend Summary
(in 000’s except per share data)

	Dividends Paid
Month	Cash	DRIP	Total Common Stock Dividends (1)	Dividends per share (annualized) (2)(3)
Mar-13	$11,575	$—	$11,575	$0.900
Feb-13	9,950	—	9,950	0.895
Jan-13	5,884	4,895	10,779	0.895
2013 to date	27,409	4,895	32,304

Dec-12	5,641	4,731	10,372	0.895
Nov-12	5,784	4,864	10,648	0.890
Oct-12	5,481	4,577	10,058	0.890
Q4 2012	16,906	14,172	31,078
Sep-12	4,626	3,599	8,225	0.890
Aug-12	3,860	2,678	6,538	0.885
Jul-12	3,240	2,079	5,319	0.885
Q3 2012	11,726	8,356	20,082
Jun-12	2,541	1,688	4,229	0.885
May-12	1,820	1,019	2,839	0.880
Apr-12	1,266	628	1,894	0.880
Q2 2012	5,627	3,335	8,962
Mar-12	536	380	916	0.880
Feb-12	1,321	302	1,623	0.875
Jan-12	793	231	1,024	0.875
Q1 2012	2,650	913	3,563
Total 2012	36,909	26,776	63,685

Dec-11	696	162	858	0.875
Nov-11	630	101	731	0.875
Oct-11	415	9	424	0.875
Q4 2011	1,741	272	2,013
Sep-11	—	—	—
Q3 2011	—	—	—
Total 2011	1,741	272	2,013
(1) Excludes dividends paid on unvested restricted shares, dividends paid on OP Units to limited partners and dividends paid on Series A and Series B Preferred Stock.
(2) Paid monthly.
(3) Includes ARCP per share amount only.

American Realty Capital Properties, Inc.

Portfolio Profile (1)

(dollar amounts in thousands)	March 31, 2013
Base purchase price of properties acquired (2)	$2,060,731
Number of properties	701
Square footage	16,721,207
Number of states plus Puerto Rico	45 + PR
Number of tenants	52
Number of tenant industries	20
Average remaining lease term (in years)	11.1
Occupancy	100.0%
Investment grade tenants (based on annualized rental income)	79.4%
Average capitalization rate (annualized rental income/purchase price)	7.96%
Top three tenants, percentage of total annualized rent	31.1%

(1) Excludes one vacant property classified as held for sale.
(2) Excludes acquisition and transaction related costs.

American Realty Capital Properties, Inc.

Lease Expirations

Year of Expiration	Number of Leases Expiring	Average Annual Rent (in 000's)	% of Portfolio Average Annual Rent Expiring	Leased Rentable Square Feet	% of Portfolio Rentable Square Feet Expiring
2013	—	—	—	—	—
2014	4	314	0.2%	26,957	0.2%
2015	14	823	0.5%	131,275	0.8%
2016	8	680	0.4%	75,056	0.4%
2017	39	5,466	3.3%	484,694	2.9%
2018	53	10,793	6.5%	998,516	6.0%
2019	30	5,947	3.6%	293,644	1.8%
2020	27	4,040	2.4%	172,912	1.0%
2021	32	10,145	6.1%	808,543	4.8%
2022	100	21,919	13.3%	3,971,469	23.7%
2023	32	21,427	13.0%	2,464,811	14.7%
Total	339	81,554	49.3%	9,427,877	56.3%

American Realty Capital Properties, Inc.
Tenant Diversification (1)

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (2)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
7-Eleven	4	10,526	0.1%	6.7	Gas/Convenience	$411	0.2%
Academy Sports	2	133,713	0.8%	15.9	Specialty Retail	1,455	0.9%
Advance Auto	45	318,635	1.9%	9.0	Auto Retail	4,459	2.7%
AMCOR	1	221,035	1.3%	10.3	Consumer Products	1,480	0.9%
Ameriprise	1	145,003	0.9%	11.8	Financial Services	1,269	0.8%
AON Corporation	1	818,686	4.9%	11.8	Insurance	10,821	6.5%
Bed Bath & Beyond	1	1,035,840	6.2%	11.0	Consumer Products	4,717	2.9%
BJ's Warehouse	1	108,532	0.6%	11.0	Discount Retail	883	0.5%
Bojangles	13	47,824	0.3%	12.6	Restaurant	1,807	1.1%
Circle K	3	9,460	0.1%	10.7	Gas/Convenience	416	0.3%
Citizens Bank	154	690,566	4.1%	8.5	Retail Banking	17,171	10.4%
Community Bank	1	4,410	—%	3.3	Retail Banking	36	—%
Cracker Barrel	5	50,479	0.3%	16.4	Restaurant	1,605	1.0%
CVS	13	141,023	0.8%	10.3	Pharmacy	2,951	1.8%
DaVita Dialysis	4	209,818	1.3%	11.8	Healthcare	2,972	1.8%
Dollar General	227	2,093,589	12.5%	13.2	Discount Retail	18,313	11.1%
Express Scripts	1	227,467	1.4%	8.8	Healthcare	3,347	2.0%
Family Dollar	44	366,062	2.2%	9.1	Discount Retail	4,118	2.5%
FedEx	28	1,368,051	8.2%	9.6	Freight	15,901	9.6%
Fresenius	10	76,905	0.5%	8.1	Medical Office	1,816	1.1%
GE Aviation	1	303,035	1.8%	11.7	Aerospace	2,511	1.5%
General Mills	2	1,872,112	11.2%	10.0	Consumer Products	6,670	4.0%
GSA	12	217,615	1.3%	7.2	Government Services	5,833	3.5%
Home Depot	1	465,600	2.8%	16.7	Home Maintenance	2,258	1.4%
Hanesbrands	1	758,463	4.5%	11.4	Consumer Products	2,366	1.4%
Iron Mountain	1	126,664	0.8%	4.8	Storage Facility	443	0.3%
John Deere	1	552,960	3.3%	4.8	Specialty Retail	2,353	1.4%
Kaiser Foundation	1	100,352	0.6%	9.9	Healthcare	4,233	2.6%
Kohl's	1	88,408	0.5%	10.8	Discount Retail	858	0.5%
Krystal	23	50,447	0.3%	19.6	Restaurant	2,584	1.6%
Kum & Go	12	55,057	0.3%	18.9	Gas/Convenience	2,707	1.6%
Mattress Firm	6	47,912	0.3%	10.1	Specialty Retail	853	0.5%
Mrs. Baird's	1	75,050	0.4%	4.2	Consumer Goods	631	0.4%
NTB	1	12,244	0.1%	10.7	Auto Services	146	0.1%
NTW & Big O Tires	2	17,159	0.1%	10.8	Auto Services	312	0.2%
O'Reilly Auto	2	12,084	0.1%	14.3	Auto Retail	166	0.1%
Pantry Gas & Convenience	11	32,393	0.2%	9.1	Gas/Convenience	2,746	1.7%
Pilot Flying J	1	17,480	0.1%	5.7	Gas/Convenience	970	0.6%
Price Rite	1	42,100	0.3%	14.9	Supermarket	354	0.2%
Qdoba	2	5,000	—%	10.0	Restaurant	209	0.1%
Reckitt Benckiser	1	32,000	0.2%	5.1	Consumer Products	964	0.6%
Rite Aid	10	142,233	0.9%	14.7	Pharmacy	3,503	2.1%
Rubbermaid	2	1,160,820	6.9%	9.7	Consumer Products	3,135	1.9%
Scotts Company	3	551,249	3.3%	9.8	Consumer Products	1,512	0.9%
Shaw's Supermarkets	1	59,766	0.4%	7.9	Supermarket	513	0.3%
Synovus Bank	1	3,744	—%	8.3	Retail Banking	335	0.2%
TD Bank	1	143,030	0.9%	11.8	Retail Banking	2,750	1.7%
Tire Kingdom	1	6,656	—%	10.4	Auto Services	155	0.1%
Tractor Supply	5	110,895	0.7%	11.5	Specialty Retail	1,375	0.8%
Walgreens	32	458,775	2.7%	14.1	Pharmacy	11,558	7.0%
West Marine	1	15,404	0.1%	9.3	Specialty Retail	277	0.2%
Williams Sonoma	1	1,106,876	6.5%	9.8	Consumer Products	4,179	2.4%
Total	701	16,721,207	100.0%	11.1		$165,407	100.0%
(1) Excludes one vacant property classified as held for sale.
(2) Remaining lease term in years as of March 31, 2013.

American Realty Capital Properties, Inc.

Tenant Industry Diversification (1)

Industry	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Auto Retail	47	330,719	2.0%	$4,625	2.8%
Auto Services	4	36,059	0.2%	613	0.4%
Consumer Products	12	6,738,395	40.3%	25,023	15.1%
Financial Services	1	145,003	0.9%	1,269	0.8%
Freight	28	1,368,051	8.2%	15,901	9.6%
Healthcare	6	537,637	3.2%	10,552	6.4%
Home Maintenance	1	465,600	2.8%	2,258	1.4%
Pharmacy	55	742,031	4.4%	18,011	10.9%
Restaurant	43	153,750	0.9%	6,206	3.8%
Retail Banking	157	841,750	5.0%	20,293	12.3%
Specialty Retail	15	860,884	5.1%	6,313	3.8%
Discount Retail	273	2,656,591	15.9%	24,171	14.6%
Supermarket	2	101,866	0.6%	867	0.5%
Gas/Convenience	31	124,916	0.7%	7,250	4.4%
Medical Office	10	76,905	0.5%	1,816	1.1%
Government Services	12	217,615	1.3%	5,833	3.5%
Consumer Goods	1	75,050	0.4%	631	0.4%
Aerospace	1	303,035	1.8%	2,511	1.5%
Insurance	1	818,686	4.9%	10,821	6.5%
Storage Facility	1	126,664	0.9%	443	0.2%
Total	701	16,721,207	100.0%	$165,407	100.0%
(1) Excludes one vacant property classified as held for sale.

American Realty Capital Properties, Inc.
Property Geographic Diversification (1)

State/Possession	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Alabama	20	472,773	2.8%	$5,452	3.3%
Arizona	5	66,345	0.4%	$1,280	0.8%
Arkansas	16	237,008	1.4%	$3,219	1.9%
California	5	1,413,915	8.5%	$11,045	6.7%
Colorado	5	199,711	1.2%	$3,454	2.1%
Connecticut	10	37,126	0.2%	$1,184	0.7%
Delaware	4	12,369	0.1%	$286	0.2%
Florida	12	74,454	0.4%	$2,077	1.3%
Georgia	27	238,594	1.4%	$5,086	3.1%
Idaho	3	47,282	0.3%	$979	0.6%
Illinois	27	1,404,470	8.4%	$17,092	10.3%
Indiana	13	1,684,464	10.1%	$6,389	3.9%
Iowa	10	624,123	3.7%	$3,528	2.1%
Kansas	15	1,276,763	7.6%	$4,096	2.5%
Kentucky	14	185,034	1.1%	$3,128	1.9%
Louisiana	20	195,746	1.2%	$2,255	1.4%
Maine	1	143,030	0.9%	$2,750	1.7%
Massachusetts	15	115,996	0.7%	$2,148	1.3%
Michigan	51	546,845	3.3%	$9,377	5.5%
Minnesota	7	185,782	1.1%	$1,327	0.8%
Mississippi	30	1,343,886	8.0%	$7,198	4.4%
Missouri	70	861,246	5.2%	$8,845	5.3%
Montana	1	45,832	0.3%	$697	0.4%
Nebraska	1	8,050	—%	$82	—%
Nevada	8	74,111	0.4%	$1,665	1.0%
New Hampshire	10	65,328	0.4%	$1,349	0.8%
New Jersey	6	79,719	0.5%	$2,475	1.5%
New Mexico	4	31,686	0.2%	$408	0.2%
New York	17	292,768	1.8%	$6,766	4.1%
North Carolina	28	980,732	5.7%	$7,549	4.6%
North Dakota	4	31,318	0.2%	$572	0.3%
Ohio	48	1,122,698	6.7%	$8,882	5.4%
Oklahoma	13	248,129	1.5%	$1,992	1.2%
Pennsylvania	59	311,019	1.9%	$7,087	4.3%
Puerto Rico	1	15,660	0.1%	$572	0.3%
Rhode Island	5	23,488	0.1%	$636	0.4%
South Carolina	17	592,984	3.5%	$5,486	3.3%
South Dakota	1	9,180	0.1%	$90	0.1%
Tennessee	12	194,719	1.2%	$2,167	1.3%
Texas	56	666,869	4.0%	$6,891	4.2%
Vermont	4	15,432	0.1%	$335	0.2%
Virginia	12	100,591	0.6%	$1,833	1.1%
Washington	3	212,756	1.3%	$2,834	1.7%
West Virginia	3	31,491	0.2%	$790	0.5%
Wisconsin	5	179,727	1.1%	$1,598	1.0%
Wyoming	3	19,958	0.1%	$456	0.3%
Total	701	16,721,207	100.0%	$165,407	100.0%
(1) Excludes one vacant property classified as held for sale.

American Realty Capital Properties, Inc.

Property Building Type Diversification (1)

Building Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Retail	626	5,295,606	31.7%	$85,995	52.0%
Office	30	1,640,234	9.8%	28,807	17.4%
Distribution	45	9,785,367	58.5%	50,605	30.6%
Total	701	16,721,207	100.0%	$165,407	100.0%
(1) Excludes one vacant property classified as held for sale.

American Realty Capital Properties, Inc.

Definitions

Average annual rent is annualized rental income or Net Operating Income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of (i) tenant concessions and abatements such as free rent, and (ii) in respect of our modified gross leased properties, the effect of operating expense reimbursement revenue less property operating expenses.

Creditworthy tenants are determined by us based on our own assessment of the tenant financial condition based on our underwriting criteria.

Funds from operations and adjusted funds from operations (FFO/AFFO) -We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the "White Paper"). The White Paper defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from sales of property but including asset impairment writedowns, plus depreciation and amortization, after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.
The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time, especially if such assets are not adequately maintained or repaired and renovated as required by relevant circumstances and/or is requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, since real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation may be less informative. Historical accounting for real estate involves the use of U.S. GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in U.S. GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. We also add back to net income deriving FFO certain costs associated with our Merger and other transactions as these expenses and transactions do not reflect our operations in the current period. However, FFO and adjusted funds from operations ("AFFO"), as described below, should not be construed to be more relevant or accurate than the current U.S. GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under U.S. GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and AFFO measures and the adjustments to U.S. GAAP in calculating FFO and AFFO.
We consider FFO and FFO, as adjusted to exclude acquisition-related fees and expenses, or AFFO, useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.
Additionally, we believe that AFFO, by excluding acquisition-related fees and expenses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs.

American Realty Capital Properties, Inc.

Definitions

(Continued)
As a result, we believe that the use of FFO and AFFO, together with the required U.S. GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.
FFO and AFFO are non-GAAP financial measures and do not represent net income as defined by U.S. GAAP. FFO and AFFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as alternatives to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do and/or calculate AFFO differently than we do. Consequently, our presentation of FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs.

Investment grade - a determination made by major credit rating agencies.